                                                                  Exhibit 17(ii)
                      NEW ENGLAND VARIABLE ANNUITY FUND I

                               POWER OF ATTORNEY
                               -----------------

     I, the undersigned member of the Board of Managers of New England Variable Annuity Fund I, hereby severally constitute and appoint Frederick K. Zimmermann, Anne M. Goggin, Beverly J. DeWitt, Marie C. Swift and John F. Guthrie, Jr. and each of them singly, my true and lawful attorneys with full power to them and to each of them to sign, for me, and in my name and in the capacity indicated below, any and all registration statements, amendments or reports to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements, amendments or reports.

     Witness my hand on the 22nd of January, 1997.



                                                 /s/ John J. Arena
                                                 -------------------------------
                                                 John J. Arena
                                                 Member of the Board of Managers



a:\power.doc

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                               POWER OF ATTORNEY
                               -----------------

     I, the undersigned member of the Board of Managers of New England Variable Annuity Fund I, hereby severally constitute and appoint Frederick K. Zimmermann, Anne M. Goggin, Beverly J. DeWitt, Marie C. Swift and John F. Guthrie, Jr. and each of them singly, my true and lawful attorneys with full power to them and to each of them to sign, for me, and in my name and in the capacity indicated below, any and all registration statements, amendments or reports to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements, amendments or reports.

     Witness my hand on the 22nd of January, 1997.


                                                /s/ John W. Flynn
                                                -----------------
                                                John W. Flynn
                                                Member of the Board of Managers

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                               POWER OF ATTORNEY
                               -----------------

     I, the undersigned member of the Board of Managers of New England Variable Annuity Fund I, hereby severally constitute and appoint Frederick K. Zimmermann, Anne M. Goggin, Beverly J. DeWitt, Marie C. Swift and John F. Guthrie, Jr. and each of them singly, my true and lawful attorneys with full power to them and to each of them to sign, for me, and in my name and in the capacity indicated below, any and all registration statements, amendments or reports to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements, amendments or reports.

     Witness my hand on the 22nd of January, 1997.



                                                /s/ John T. Ludes
                                                -----------------
                                                John T. Ludes
                                                Member of the Board of Managers

                                                                   EXHIBIT 17(i)

                               POWER OF ATTORNEY
                               -----------------
                                  Gerald Clark
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director and officer of Metropolitan Life Insurance Company, do hereby appoint Gary A. Beller, Louis J. Ragusa, Richard G. Mandel and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I or New England Retirement Investment Account of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th   day of
                                                          ------
February, 1997.


                                         /s/ Gerald Clark
                                        ----------------------
                                            Signature

                               POWER OF ATTORNEY
                               -----------------
                              Burton A. Dole, Jr.
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint Richard M. Blackwell, Christine N. Markussen, Richard G. Mandel and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I or New England Retirement Investment Account of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of
                                                          ----
September, 1996.



                                             /s/ Burton A. Dole, Jr.
                                             ----------------------------
                                                       Signature

                               POWER OF ATTORNEY
                               -----------------
                              Charles M. Leighton
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint Richard M. Blackwell, Christine N. Markussen, Richard G. Mandel and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I or New England Retirement Investment Account of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th      day of
                                                          ---------
September, 1996.

                                    /s/ Charles M. Leighton
                                    ------------------------------
                                           Signature